ICTS INTERNATIONAL N.V.
                                          established at The Netherlands

                                                     NOTICE OF

                                      ANNUAL GENERAL MEETING OF SHAREHOLDERS

Notice is hereby given of the Annual General Meeting of Shareholders (the "Annual Meeting") of ICTS International N.V. (the "Company") which will be held on Tuesday, June 22, 1999, at 10:00 A.M. local time, at the offices of the Company, located at Biesbosch 225, 1181 JC Amstelveen, The Netherlands.

The agenda for the Annual Meeting, including proposals made by the Supervisory Board and the Management Board, is as follows:

1.       Opening of the meeting by the Chairman.

2. To elect eight members to the Supervisory Board.

3. Report by the Management Board on the course of business of the Company with respect to the annual accounts of the year 1998.

4. Report by the Supervisory Board with respect to the annual accounts of the year 1998.

5. Adoption of the English language to be used for the annual accounts and annual reports of the Company.

6. Adoption of the annual accounts of the fiscal year 1998.

7. Adoption of the 1999 Equity Incentive Plan.

8.       Questions.

9.       Adjournment.

Pursuant to the Articles of Association of the Company and Netherlands law, copies of the annual accounts for the fiscal year 1998, the annual report which includes the information required pursuant to Section 2:392 of the Dutch Civil Code and the report of the Supervisory Board are open for inspection by

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



the shareholders of the Company and other persons entitled to attend meetings of shareholders at the offices of the Company at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, from the date hereof until the close of the Annual Meeting.

Shareholders  may  only  exercise  their  shareholder   rights  for  the  shares
registered in their name on May 1, 1999, the record date for the determination of shareholders entitled to vote on the day of the Annual Meeting.


                                                        The Management Board
                                                        Lior Zouker
                                                        Managing Director and
                                                        Chief Executive Officer

May 1, 1999



SHAREHOLDERS ARE URGED TO MARK, SIGN AND RETURN PROMPTLY THE
ACCOMPANYING PROXY CARD OR POWER OF ATTORNEY, AS APPLICABLE, IN
THE ENCLOSED RETURN ENVELOPE.

                                              ICTS INTERNATIONAL N.V.
                                                   Biesbosch 225
                                                      1181 JC
                                            Amstelveen, The Netherlands

                        (Registered with the Chamber of Commerce at
                   Amsterdam/Haarlem, The Netherlands under No. 33.279.300)



                                                  PROXY STATEMENT
                                      ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                            To be held on June 22, 1999


This Proxy Statement is being  furnished to holders of common shares,  par value
1.0 Dutch guilder per share (the "Common Shares"), of ICTS International N.V., a Netherlands corporation (the "Company"), in connection with the solicitation by the Management Board of proxies in the form enclosed herewith for use at the Annual General Meeting of shareholders of the Company to be held at 10:00, A.M. local time, on Tuesday, June 22, 1999, at the offices of the Company, located at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, or at any adjournment or adjournments thereof (the "Annual Meeting"). A copy of the Notice of Annual General Meeting of Shareholders (the "Notice"), which contains the agenda for the Annual Meeting (the "Agenda"), accompanies this Proxy Statement.

The Company's 1998 annual report (the "Annual Report"), which contains the Company's audited consolidated financial statements for the fiscal year ended December 31, 1998, expressed in U.S. Dollars and prepared in accordance with United States and Dutch generally accepted accounting principles (hereinafter, the "Annual Accounts"), is being mailed with this Proxy Statement.

It is proposed at the Annual Meeting to adopt resolutions approving the following proposals (the "Proposals"):

1. Election of a eight member Supervisory Board.

2. Adoption of the English language to be used for the annual accounts and annual reports of the Company (item 5 of the Agenda).

3. Adoption of the Annual Accounts for the fiscal year ended December 31, 1998 (item 6 of the Agenda).

4. Adoption of the 1999 Equity Incentive Plan.

Pursuant to the Articles of Association of the Company and Netherlands law, copies of the Annual Accounts, the Annual Report and the information required under Section 2:392 of the Dutch Civil Code and the report of the Supervisory Board, written in accordance with the Articles of Association of the Company, are open for inspection by the shareholders and other persons entitled to attend meetings of shareholders at the office of the Company at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, from the date hereof until the close of the Annual Meeting.

Since the Company is a "foreign private issuer" under United States securities laws, the solicitation of proxies for use at the Annual Meeting is not subject to the proxy rules contained in Regulation 14A promulgated under the United States Securities
Exchange Act of 1934, as amended.

This solicitation is made by the Management Board and the cost of the solicitation will be borne by the Company. The Company will reimburse brokerage firms, fiduciaries and custodians for their reasonable expenses in forwarding solicitation materials to beneficial owners. The Company is mailing this Proxy Statement, the Notice, the Annual Report, the form of proxy and the Power of Attorney to the shareholders on or about April 27, 1999.

Voting Securities and Voting Rights

At the close of business on May 1, 1999, the issued and outstanding voting securities of the Company consisted of 6,306,780 Common Shares. The class of Common Shares is the only class of voting stock of the Company. Shareholders may exercise their shareholder rights to vote only the Common Shares registered in their name on May 1, 1999, the record date for the Annual Meeting.

The Agenda set forth in the Notice was proposed by the Management Board and approved by the Supervisory Board.

A registered holder of Common Shares may cast one vote per share at the Annual Meeting. In accordance with Article 18 of the Articles of Association of the Company, resolutions may be adopted only when a quorum of at least fifty percent of the outstanding shares entitled to vote is represented at the Annual

Meeting, and adoption of a resolution requires an absolute majority of the votes cast at the Annual Meeting.

Common Shares cannot be voted at the Annual Meeting unless the registered holder is present in person or is represented by a written proxy. The Company is incorporated in The Netherlands and, as required by the laws of The Netherlands and the Company's Articles of Association, the Annual Meeting must be held in the Netherlands. Shareholders who are unable to attend the Annual Meeting in person may authorize the voting of Common Shares at the Annual Meeting by completing and returning the enclosed proxy card naming Lior Zouker and Ranaan Nir as proxyholders. If the proxy in the enclosed form is duly executed and returned prior to the Annual Meeting, all Common Shares represented thereby will be voted, and, where specifications are made by the holder of Common Shares on the form of proxy, such proxy will be voted by the proxyholders in accordance with such specifications.

If no specification is made in the proxy, the proxy will be voted by the proxyholders FOR items 2,5,6 and 7 of the Agenda.

In the event a shareholder wishes to use any other form of proxy, such proxy shall be voted in accordance with the specification given therein, provided that
(I) such proxy states the number of registered Common Shares held by such shareholder, (ii) the Common Shares for which the proxy is given are registered in the name of the shareholder on May 1, 1999, and (iii) such proxy enables the person named therein to vote the Common Shares represented thereby either in favor of or against the Proposals, or to abstain from voting, as applicable. The proxyholder shall present the duly executed proxy together with the enclosed form of Power of Attorney signed by the registered shareholder.

Right of Revocation

Any shareholder who has executed and delivered a proxy to the Company and who subsequently wishes to revoke such proxy may do so by delivering a written notice of revocation to the Company at its address set forth above, Attention: Chief Executive Officer, at any time prior to the Annual Meeting.

Beneficial Ownership of Securities Owners and Management

The following table sets forth below information regarding the beneficial ownership (as determined under U.S. securities laws) of the Common Shares of the Company, as of May 1, 1999, by each person who is known by the Company to own beneficially more than 10% of the outstanding Common Shares:

                                                     Amount of Shares           Percent of
                                                     Beneficially Owned         Class Owned

Leedan Business
Enterprise Ltd. ("Leedan")                           2,255,000                  35.7%
Ezra Harel                                           2,530,000(1)               40.1%

Directors and Executive
         Officers as a Group                         3,537,400(2)               56%
         (11 persons)

(1) For purposes of U.S. Securities laws, Mr. Harel may be deemed to beneficially own Leedan's Common Shares by reason of his control of Leedan. This amount includes 275,000 Common Shares owned by Mr. Harel and 2,255,000 Common Shares owned by Leedan.

(2)Includes (a) 2,255,000 Common Shares held by Leedan and (b) 437,400 Common Shares issuable upon the exercise of options granted to certain directors and executive officers of the Company which have vested or which become exercisable within 60 days.


ITEM TWO OF THE AGENDA:
ELECTION OF SUPERVISORY BOARD

         At the Annual Meeting,eight members of the Supervisory Board are to be elected to serve until the 1999 Annual Meeting of Shareholders and until their successors have been elected and qualified. The nominees to be voted on by Shareholders are Messrs. Ezra Harel, Boaz Harel, Savinoam Avivi, Michael Barnea, Natenal Rotem, Gerald Gitner, Amos Lapidot and Menachem J.
Atzmon.

         All nominees have consented to be named and have indicated their intent to serve if elected. The Company has no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as the Supervisory Board of the Company may recommend in the place of such nominee or nominees. It is intended that the proxies, unless marked to the contrary, will be voted in favor of the election of Messrs. Ezra Harel, Boaz Harel, Savinoam Avivi, Michael Barnea, Natenal Rotem, Gerald Gitner, Amos Lapidot and Menachem J. Atzmon.

         THE MANAGEMENT BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FOLLOWING EIGHT NOMINEES (ITEM 1 ON THE
PROXY CARD).

         Ezra Harel (48) is the controlling shareholder of Leedan, an investment holding company whose shares are listed on the Tel Aviv Stock Exchange. Mr. Ezra Harel has been the Vice Chairman of the Board of Directors of Rogosin Enterprises Ltd., an affiliate of Leedan ("Rogosin"), since 1994. Rogosin is one of the largest independent manufacturers of tire cord in the world. He has also served as Chairman of the Board of Directors of Dash 200+ (a company involved with the conversion of Boeing 747 aircraft from passenger to cargo use) since 1991 and of Tuffy Associates Inc. (an automotive service franchise company) since 1993. Mr. Ezra Harel is the brother of Mr. Boaz Harel.

         Boaz Harel (35) has been the Managing Director of Leedan since 1993. From 1991 to 1993, he was founder and the Managing Director of Mashik Business and Development Ltd., an engineering consulting company. Since September 1996, and in addition to his capacity as the Managing Director of Leedan, Mr. Boaz Harel has relocated to New York and serves as the Chairman of ICTS USA
(1994), Inc., the wholly owned U.S. subsidiary of the Company, and in this capacity is responsible for the business development of the Company in the U.S. Mr. Boaz Harel is the Chairman of Pioneer Commercial Funding Corp. ("Pioneer"), a publicly-traded mortgage warehouse lender, serving in such capacity since November 1996. Pioneer is an affiliate of Leedan. Mr. Boaz Harel is the brother of Mr. Ezra Harel.

         Savinoam Avivi (60) is currently a Member of the Executive Board and Vice President of Koor Industries Ltd. ("Koor"), having served in those capacities since 1988. Mr. Avivi also serves as a director of Home Centers (DVI) Ltd., a company publicly traded in Israel and an affiliate of Koor, and various subsidiaries of Koor. Koor is publicly traded on the New York and Tel Aviv Stock Exchanges and is the largest industrial conglomerate in Israel.

         Michael Barnea (43)has been a senior executive and a member of the Board of Directors of Leedan since 1994. From 1991 to 1994, he was a partner at the law offices of Zellermayer, Pelossof in Tel Aviv, Israel.

         Gerald Gitner (54)from 1991 to 1992, was the Vice Chairman of the Tribeca Corp. From 1992 until 1998 he was Chairman of Avalon Group, Ltd., an investment banking firm and President of Avalon Securities Ltd., its affiliate and an NASD member broker-dealer. Since 1993, he is a director of Trans World Airlines, Inc. In February, 1997, he was appointed to serve as CEO and Chairman of Trans World Airlines, Inc. He serves as CEO until May, 1999.

         Amos Lapidot (64) is a Lieutenant General (reserve) in the Israeli Defense Forces and has served in the past as Commander-in-Chief of the Israeli Air Force. Mr. Lapidot has been a Special Assistant to the Israeli Ministry of Defense since 1988. He has also been a director of El Al since 1995.

         Nateniel Rotem (69) served as Managing Director of Tower Air from September 1986 until September 1996.

         Menachem J. Atzmon (55) is a Chartered Accountant (Isr). As of 1995 Mr. Atzmon serves as a Director of Spencer Corporation Ltd, an Investment company. Since 1996 he is the Managing Director of Albermale Investment Ltd. and Kent Investment Holding Ltd., both investment companies. Since January 1998 he is serving as CEO of The Seehafen Rostock Umschlagsgesellschaft mbH, Germany, a company engaged in sea port activities. Mr. Atzmon served as director of Zim Navigation Co. Ltd from 1984 to 1987, a company engaged in fright transport, mainly sea transport and from 1984 to 1987 as a joint managing director and CEO of the Israel Corporation, one of the largest investment corporations in Israel and the Israeli Refineries, a company engaged in oil refinery and distribution.


ITEM FIVE OF THE AGENDA:
ADOPTION OF THE ENGLISH LANGUAGE

Pursuant to Section 2:362, Paragraph 7 of the Dutch Civil Code, the annual accounts of a Netherlands company such as the Company must be prepared in the Dutch language, unless the General Meeting resolves to use another language. Due to the international structure of the Company, the Management proposes that the annual accounts and the annual reports of the Company be prepared in the English language.

A majority of the votes cast is required for the adoption the English language for the Company's annual accounts and annual reports.

THE  MANAGEMENT  BOARD  RECOMMENDS  A VOTE  "FOR" ITEM FIVE (ITEM 2 OF THE PROXY
CARD).


ITEM SIX OF THE AGENDA:
ADOPTION OF ANNUAL ACCOUNTS

The Company's audited balance sheet as of December 31, 1998 and statement of income for the year then ended, as expressed in U.S. Dollars and prepared in accordance with U.S. and Dutch generally accepted accounting principles (the "Annual Accounts"), are submitted to the Company's shareholders in the English language.

Copies of the Annual Accounts, the Annual Report, which contains the information required under Section 2:392 of the Dutch Civil Code, and the report of the Supervisory Board are available for inspection by the Company's shareholders and other persons entitled to attend meetings of shareholders at the office of the Company at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands, from the date hereof until the close of the Annual Meeting.

In accordance with Article 20 of the Articles of Association of the Company, the Supervisory Board has determined to retain all net profit of the fiscal year 1998 to fund development and growth of the Company business. Accordingly, no dividends shall be proposed to be declared by the shareholders at the Annual Meeting for the 1998 fiscal year.

Pursuant to Article 19 of the Articles of Association of the Company, the unconditional adoption of the Annual Accounts by the Shareholders at the Annual Meeting constitutes a discharge, for purposes of Dutch law, of the members of the Management Board and the Supervisory Board for the matters disclosed in the Annual Accounts. Such discharge is not absolute and will not be effective as to matters misrepresented or not disclosed to the shareholders.

A majority of the votes cast is required for the adoption of the Company's Annual Accounts.

THE  MANAGEMENT  BOARD  RECOMMENDS  A VOTE  "FOR"  ITEM SIX (ITEM 3 OF THE PROXY
CARD).

ITEM SEVEN OF THE AGENDA:
ADOPTION OF THE 1999 EQUITY INCENTIVE PLAN

         The Management Board and the Supervisory Board have approved and recommends that the shareholders adopt the 1999 Equity Incentive Plan, (the "Plan") so that options may be granted under the Plan. Approval of these proposals will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.

          The Plan provides a means whereby employees, officers, directors, and certain consultants and independent contractors of the Company ("Qualified Grantees") may acquire the Common Shares of the Company pursuant to grants of
(i) Incentive Stock Options ("ISO") and (ii) "non-qualified stock options". A summary of the significant provisions of the Plan is set forth below. A copy of the full Plan is annexed as Exhibit A to this Proxy Statement. The following description of the Plan is qualified in its entirety by reference to the Plan itself.

          The purpose of the Plan is to further the long-term stability, continuing growth and financial success of the Company by attracting and retaining key employees, directors and selected advisors through the use of stock incentives, while stimulating the efforts of these individuals upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. The Company believes that the Plan will strengthen these persons' desire to remain with the Company and will further the identification of those persons' interests with those of the Company's shareholders.

         The Plan provides that options to purchase up to 600,000 Common Shares of the Company may be issued to the employees and outside directors. All present and future employees shall be eligible to receive incentive awards under the Plan, and all present and future non-employee directors shall be eligible to receive non-statutory options under the Plan. An eligible employee or non-employee director shall be notified in writing, stating the number of shares for which options are granted, the option price per share, and conditions surrounding the grant and exercise of the options.

         The exercise price of shares of Company Stock covered by an ISO shall be not less than 100% of the fair market value of such shares on the date of grant; provided that if an ISO is granted to an employee who, at the time of the grant, is a 10% shareholder, then the exercise price of the shares covered by the incentive stock option shall be not less than 110% of the fair market value of such shares on the date of grant. The exercise price of shares covered by a non-qualified stock option shall be not less than 85% of the fair market value of such shares on the date of grant.

         The Plan shall be administered by the Compensation Committee of the Supervisory Board, which shall be appointed by the Supervisory Board of the Company, and which shall consist of a minimum of two members of the Supervisory Board of the Company .

         As of the date of this proxy statement, no options have been granted under the Plan.

         THE MANAGEMENT BOARD RECOMMENDS A VOTE "FOR" ITEM SEVEN.

Please sign, date and return the accompanying proxy card or other form of proxy with Power of Attorney, as applicable, in the enclosed envelope at your earliest convenience.

                                                         The Management Board

                                                         Lior Zouker
                                                         Managing Director and
                                                         Chief Executive Officer


May 1, 1999

POWER OF ATTORNEY




The undersigned,



hereby grants power of attorney to:

                           Lior Zouker
                           Ranaan Nir

for and in name, place and stead of the undersigned to attend the Annual General Meeting of Shareholders of ICTS International N.V., a public company whose statutory seat and registered office is in Amstelveen, The Netherlands, which Annual General Meeting to be held at 10:00, local time, on Tuesday, June 22, 1999, at the offices of the Company, located at Biesbosch 225, 1181 JC, Amstelveen, The Netherlands or any adjournment or adjournments thereof, and for and in name, place and stead of the undersigned to sign at that Annual General Meeting the attendance register, to take part in all discussions, to make such proposals as the attorney may deem expedient, and to exercise the right to vote attached to the shares of the undersigned as well as all other rights which may be exercised at the Annual General Meeting on behalf of the undersigned _______________________, and further to do and perform any and all acts relating to the foregoing which may be useful or necessary and which the undersigned might or could or should do if personally present, all this with full power of substitution.

Signed in                 , this    day of     1999.

If a natural person insert: surname, forenames, full residential address and date of birth. If a body corporate insert: corporate name, place of registered office, full business address. A power of attorney given by a body corporate must be signed by an officer/officers duly authorized to represent the body corporate. If necessary inspect the records of the Chamber of Commerce where the body corporate is registered, and/or its articles of association or by--laws.

[ ]      Please mark your vote as indicted in this example.

The Proposed Resolutions

Unless otherwise indicated, this Proxy confers authority to vote "FOR" for the resolutions contained herein. The Management Board recommends a vote of "FOR" for the resolutions contained herein. This proxy is solicited on behalf of the Management Board of ICTS International N.V. and may be revoked prior to its exercise by a written notice to the Chief Executive Officer of the Company.

1. To elect eight members to the Supervisory Board.

         FOR                        AGAINST                            ABSTAIN
         [ ]                        [ ]                                [ ]


2. Adoption of the English language to be used for the annual accounts and annual reports of the Company.

         FOR                        AGAINST                            ABSTAIN
         [ ]                        [ ]                                [ ]


3. Adoption of the annual accounts of the fiscal year 1998.

         FOR                        AGAINST                            ABSTAIN
         [ ]                        [ ]                                [ ]


4. Adoption of the 1999 Equity Incentive Plan.

         FOR                        AGAINST                            ABSTAIN
         [ ]                        [ ]                                [ ]

NOTE: Signature(s) should follow exactly the name(s) on the stock certificate. Executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.

                                                Dated:_______________________

                                                By:__________________________
                                                Name:________________________
                                                Title:_______________________